       As filed with the Securities and Exchange Commission on August 10, 1994.

                                          File No. 33-________


                                   SECURITIES AND EXCHANGE COMMISSION
                                         WASHINGTON, D.C.  20549

                                     ------------------------------

                                                FORM S-8
                                         REGISTRATION STATEMENT
                                                  UNDER
                                       THE SECURITIES ACT OF 1933

                                     ------------------------------

                                             INTERFACE, INC.

                       (Exact Name of Issuer as Specified in its Charter)

                     Georgia                                     58-1451243
           -------------------------------                --------------------
          (State or Other Jurisdiction of                    (I.R.S. Employer
          Incorporation or Organization)                 Identification Number)


                                            Orchard Hill Road
                                              P.O. Box 1503
                                        LaGrange, Georgia  30241
                         ----------------------------------------------------
                          (Address and Zip Code of Principal Executive Offices)


                          INTERFACE, INC. KEY EMPLOYEE STOCK OPTION PLAN (1993)
                         ----------------------------------------------------
                                        (Full Title of the Plan)

                                           Raymond S. Willoch
                             Assistant Vice President and Corporate Counsel
                                             INTERFACE, INC.
                                               Suite 2000
                                          2859 Paces Ferry Road
                                         Atlanta, Georgia  30339
                                             (404) 319-6471
                      --------------------------------------------------------
                      (Name, Address and Telephone Number, Including Area Code,
                       of Agent for Service)



                                                   CALCULATION OF REGISTRATION FEE
=================================================================================================================================
                                                                            Proposed           Proposed
                                                                            Maximum            Maximum
         Title of Securities                     Amount to              Offering Price         Aggregate          Amount of
         to be Registered                      be Registered               Per Unit         Offering Price      Registration Fee
- -----------------------------------------------------------------------------------------------------------------------------------

         Common Stock,                        500,000 shares            $ 12.25 <F1>       $6,125,000 <F1>           $2,112.00
         Class A or B,
        $.10 par value
- -----------------------------------------------------------------------------------------------------------------------------------

<FN1>         Determined in accordance with Rule 457(h) under the Securities Act of 1933, based on $12.25, the average of the high and low sale prices of Class A Common Stock quoted on the NASDAQ National Market System on August 8, 1994.
====================================================================================================================================

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


     The contents of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on October 1, 1993, File No. 33-69808, are incorporated herein by reference.


ITEM 8.  EXHIBITS

     The exhibits included as part of this Registration
Statement are as follows:



Exhibit Number                       Description
- --------------                       ------------
4(a)                          Amendment No. 1 to the Interface,
                              Inc. Key Employee Stock Option Plan
                              (1993) (included as Exhibit 10.7 to
                              the Registrant's Annual Report on
                              Form 10-K for the fiscal year ended
                              January 2, 1994 previously  filed
                              with the Commission and
                              incorporated herein by reference)

5(a)                          Opinion and Consent of Counsel to
                              Registrant

23(a)                         Same as Exhibit 5(a)

23(b)                         Consent of BDO Seidman
























                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of LaGrange, State of Georgia, on, July 26, 1994.



                                     INTERFACE, INC.



                                     By:   /s/ Ray C. Anderson
                                        ----------------------
                                        Ray C. Anderson
                                        Chairman of the Board, President
                                        and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated. Each of the persons whose signature appears below hereby authorizes Ray C. Anderson and Daniel T. Hendrix and each of them, as attorneys-in-fact, to sign in his name and behalf individually and in each capacity designated below, and to file, any amendments, including post-effective amendments, to this Registration Statement.


      Signature                         Title                          Date
      ---------                         -----                          ----

/s/ Ray C. Anderson                 Chairman of the                    7/26/94
- -----------------------             Board, President and
Ray C. Anderson                     Chief Executive
                                    Officer (Principal
                                    Executive Officer)


/s/ Daniel T. Hendrix               Vice President -                   7/26/94
- ------------------------            Finance, Chief
Daniel T. Hendrix                   Financial Officer
                                    and Treasurer
                                    (Principal Financial
                                    and Accounting
                                    Officer)


/s/ Brian L. Demoura                Director                           7/26/94
- --------------------------
Brian L. DeMoura






/s/ Charles R. Eitel                 Director                          7/26/94
- --------------------------
Charles R. Eitel

/s/ David Milton                     Director                          7/26/94
- --------------------------
David Milton


/s/ Royce R. Renfroe                 Director                          7/26/94
- --------------------------
Royce R. Renfroe


/s/ Don E. Russell                   Director                          7/26/94
- --------------------------
Don E. Russell


/s/ C. Edward Terry                  Director                          7/26/94
- ---------------------------
C. Edward Terry


/s/ Carl I. Gable                    Director                          7/26/94
- ----------------------------
Carl I. Gable


/s/ Arie Glimmerveen                 Director                          7/26/94
- ----------------------------
Arie Glimmerveen


/s/ J. Smith Lanier, II               Director                         7/26/94
- -----------------------------
J. Smith Lanier, II


/s/ Leonard G. Saulter                Director                         7/26/94
- -----------------------------
Leonard G. Saulter


/s/ David G. Thomas                   Director                         7/26/94
- -----------------------------
David G. Thomas



/s/ Clarinus C. Th. van Andel         Director                         7/26/94
- -----------------------------
Clarinus C. Th. van Andel












                                                   EXHIBIT INDEX
                                                        TO
                                        REGISTRATION STATEMENT ON FORM S-8



Exhibit Number      Description
- --------------      -----------
5(a)                Opinion and Consent of Counsel to
                    Registrant

23(a)               Same as Exhibit 5(a)

23(b)               Consent of BDO Seidman




















                                                       - 5 -

